UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2006

AMERIANA BANCORP

(Exact name of registrant as specified in charter)

Indiana	0-18392	35-1782688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2118 Bundy Avenue, New Castle, Indiana 47263-1048

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (765) 529-2230

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 18, 2006, Jerome J. Gassen, President and Chief Executive Officer of Ameriana Bancorp (the “Company”) made a presentation at the 2006 Annual Meeting of Stockholders. A copy of the slides used in that presentation are attached as Exhibit 99.1 and incorporated by reference.

On May 18, 2006, the Company issued a press release announcing: (1) the declaration of a cash dividend; (2) the retirement of Paul W. Prior as its Chairman of the Board; and (3) the results of its Annual Meeting of Stockholders. The press release is attached as Exhibit 99.2 and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits

Number	Description
99.1	Slides presented at 2006 Annual Meeting of Stockholders

99.2	Press Release dated May 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIANA BANCORP

Dated: May 19, 2006	By:	/s/ Jerome J. Gassen
Jerome J. Gassen
President and Chief Executive Officer